OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2011
OTHER LONG TERM ASSETS

11. OTHER LONG TERM ASSETS

	December 31,
	2010	2011
Prepayment for use right of certain equipment(a)	$—	$3,000,000
Rental deposits and others	792,466	586,701
	$792,466	$3,586,701

(a)	In October 2011, the Company entered into a Technical Cooperation Agreement with a third party, pursuant to which the Company and the third party would jointly set up a laboratory, for the purpose of testing in connection with the next generation telecommunication techniques. The Company’s obligation is to contribute cash of $5 million, which is estimated to be approximately half the expenditure budget to set up the laboratory. The laboratory will be jointly owned by the Company and the third party. As of December 31, 2011, the Company had paid out $3 million in cash and the construction of the laboratory was still in process. The Company will amortize the prepayment over the expected life of the laboratory, upon completion of the construction.